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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                        ------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 2001

                          STRUCTURED PRODUCTS CORP.

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                                 33-55860/            13-3692801
--------                                 ---------            ----------
                                         333-57357
                                         ---------
(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE      (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)          NUMBER)               IDENTIFICATION
                                                              NUMBER)

390 GREENWICH STREET, NEW YORK, NEW YORk                                  10013
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 723-9654
                                                  --------------


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Item 1.           CHANGES IN CONTROL OF REGISTRANT.

                  NOT APPLICABLE.
Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  NOT APPLICABLE.
Item 3.           BANKRUPTCY OR RECEIVERSHIP.

                  NOT APPLICABLE.
Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  NOT APPLICABLE.
Item 5.           OTHER EVENTS.

                  DOCUMENTS INCORPORATED BY REFERENCE.
                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001) is hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-57357) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Asset Backed Certificates Trust Series RPE 2001-13, and shall be deemed to be part hereof and thereof.


Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  NOT APPLICABLE.
Item 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.



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                  (c)  EXHIBITS.
Item 601(a) of Regulation S-K EXHIBIT NO. (EX-23)           DESCRIPTION
                              ----------                    -----------

                                                       Consent of KPMG LLP,
                                                       independent certified
                                                       public accountants of
                                                       Ambac Assurance
                                                       Corporation and
                                                       subsidiaries in
                                                       connection with TIERS(R)
                                                       Principal-Protected
                                                       Asset Backed
                                                       Certificates Trust
                                                       Series RPE 2001-13






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                                  SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated July 23, 2001
                                             STRUCTURED PRODUCTS CORP.


                                             By:  /s/ Matthew R. Mayers
                                                  --------------------------
                                             Name:    Matthew R. Mayers
                                             Title:   Authorized Signatory




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                                EXHIBIT INDEX

EXHIBIT NO.              DESCRIPTION                                                                  PAPER    (P)   OR
                                                                                                      ELECTRONIC (E)

(EX-23)                  Consent  of KPMG LLP,  independent  certified  public  accountants  of       E
                         Ambac  Assurance  Corporation  and  subsidiaries  in  connection  with
                         TIERS(R)Principal-Protected Asset Backed Certificates Trust Series RPE
                         2001-13
